STATEMENT OF ADDITIONAL INFORMATION

ULTRA SERIES FUND
550 Science Drive
Madison, Wisconsin 53711

Supplement dated November 10, 2022

This Supplement amends the Statement of Additional Information (SAI) of the
Ultra Series Fund dated May 1, 2022.

All Funds

Effective as of the date hereof, Ms. Carrie J. Thome resigned from the Board of Trustees of the Trust, and Mr. Paul A. Lefurgey, an officer of the Trust and of Madison Asset Management, LLC, has been appointed as her replacement on the Board. Accordingly, all references to Ms. Thome contained in this Statement of Additional Information (“SAI”) are hereby removed. Mr. Lefurgey is an “interested” trustee, as such term is defined under the 1940 Act. Mr. Lefurgey’s biography is contained in the SAI on page 29.

USF-SAI SUP (1122)